

consistency builds value

David Taber, Chief Executive Officer
Mitchell Derenzo, Chief Financial Officer

KBW Community Bank Investor Conference
July 26, 2005

Forward-Looking Statements

In addition to the historical information contained herein, this presentation contains certain forward-looking statements. The reader of this presentation should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan and lease losses, expenses, changes in the interest environment including interest rates charged on loans, earned on securities investments and paid on deposits, competition effects, fee and other non interest income earned, general economic conditions, nationally, regionally, and in the operating market areas of the Company and its subsidiaries, changes in the regulatory environment, changes in business conditions and inflation, changes in securities markets, data processing problems, a decline in real estate values in the Company's market area, the conduct of the war on terrorism, the threat of terrorism or the impact of potential military conflicts and the conduct of war on terrorism by the United States and its allies, as well as other factors. To gain a more complete understanding of the uncertainties and risks involved in the Company's business, this presentation should be read in conjunction with the Company's annual report on Form 10-K for the year ended December 31, 2004, and subsequent quarterly reports on Form 10Q and current reports on Form 8-K.

Company Overview

American River Bank

Bank of Amador
Member FDIC
a division of American River Bank

North Coast Bank

NASDAQ Symbol: AMRB

Market Capitalization: $119.0 million

Total Assets: $606 million

Number of Offices: 11

Number of Employees: 124

Headquarters: Sacramento, CA

Founded: 1983

Why is AMRB an Attractive Investment?

- **Superior asset quality**
- Excellent deposit base
- Growth opportunities in flourishing markets
- Strong performance over time

Superior Asset Quality

Loan Breakdown



Multi-Family
Real Estate
1%
Real Estate Construction
26%
Residential Mortgage
1%
Lease Financing
2%
Agricultural
2%
Consumer
3%
Commercial
20%
Commercial
Real Estate
45%

As of June 30, 2005

Superior Asset Quality

Average Loan Size

Single Family Construction
$348,000

Tract & Infill Construction (per unit)
$456,000

Commercial Mortgages – Owner Occupied
$384,000

Commercial Mortgages – Investor
$668,000

Superior Asset Quality

Solid Credit Quality



Six Months Ended 6/30
2000
2001
2002
2003
2004
2005
Allowance for loan and lease losses
Nonperforming loans and leases
1.21%
1.32%
1.38%
1.48%
1.54%
1.63%
0.33%
0.43%
0.09%
0.07%
0.07%
0.37%

Net charge-offs to avg. loans and leases	0.14 %	0.31%	0.03%	0.08%	0.08%	0.02%*

*Annualized

Why is AMRB an Attractive Investment?

- Superior asset quality
- **Excellent deposit base**
- Growth opportunities in flourishing markets
- Strong performance over time

Excellent Deposit Base

Deposit Mix



Money Market/
Interest Checking
40%
Savings
8%
Noninterest
Bearing
30%
Time
22%

Excellent Deposit Base

Average non-interest checking account
$18,000

Average money market account
$98,000

Excellent Deposit Base

Top Industries

- **Non-Profits**
  - Religious Organizations
  - Trade Associations
  - Cause-Based
- **Professionals**
  - Doctors
  - Lawyers
  - Dentists
- **High Net Worth Individuals**
- **Building Related**
  - Contractors
  - Home Builders
  - Material Suppliers
  - Professional Support
- **Trustees**
- **Manufacturing**

Why is AMRB an Attractive Investment?

- Superior asset quality
- Excellent deposit base
- **Growth opportunities in flourishing markets**
- Strong performance over time

Growth Opportunities in Flourishing Markets

market


Windsor
Roseville
Jackson
Los Angeles

American River Bank

Bank of Amador

North Coast Bank

Growth Opportunities in Flourishing Markets

Niches

- Small Business: Sales $1 to $20 million
- Not-for-Profit Organizations
- Building Trades
- Residential Construction
- Commercial Real Estate

Growth Opportunities in Flourishing Markets

Sacramento County Economy

Unemployment Rate*
4.3%

Population**
2.0 million

CURRENT EMPLOYMENT TRENDS

March 2005 Employment Growth
% change year ago, 3 mo. MA



Total
Construction
Manufacturing
Trade
Trans/Utilities
Information
Financial Activities
Prof & Business Svcs
Edu & Health Svcs
Leisure & Hospitality
Other Services
Government
1.5
3.3
4.6
1.7
6.6
-4.3
2.9
1.1
3.7
0.5
1.8
-0.5
-8
-4
0
4
8

COMPARATIVE EMPLOYMENT

Sector	% of Total Employment SAC	CA	US
Construction	8.2%	5.8%	5.3%
Manufacturing	5.5%	10.0%	10.8%
Durable	70.2%	63.5%	62.3%
Nondurable	29.8%	36.5%	37.7%
Transportation/Utilities	2.7%	3.3%	3.7%
Wholesale Trade	3.1%	4.5%	4.3%
Retail Trade	11.3%	11.1%	11.4%
Information	2.4%	3.3%	2.4%
Financial Activities	7.0%	6.2%	6.1%
Prof. and Bus. Services	11.4%	14.4%	12.5%
Educ. and Health Services	9.9%	10.7%	12.8%
Leisure and Hosp. Services	9.3%	9.9%	9.5%
Other Services	3.3%	3.6%	4.1%
Government	25.8%	16.4%	16.4%

*Data as of 5/31/05
**Data as of 12/31/04

Growth Opportunities in Flourishing Markets

Sonoma County Economy

Unemployment Rate* 3.9%

Population** 472,700

CURRENT EMPLOYMENT TRENDS

March 2005 Employment Growth

% change year ago, 3 mo. MA



Total
Construction
Manufacturing
Trade
Trans/Utilities
Information
Financial Activities
Prof & Business Svcs
Edu & Health Svcs
Leisure & Hospitality
Other Services
Government
0.7
6.8
-2.1
0.1
5.3
-1.5
-3.4
0.9
1.4
3.5
0.5
-1.0
-8
-6
-4
-2
0
2
4
6
8
10

COMPARATIVE EMPLOYMENT

Sector	% of Total Employment SAA	CA	US
Construction	7.4%	5.8%	5.3%
Manufacturing	13.1%	10.5%	10.9%
Durable	52.7%	63.5%	62.3%
Nondurable	47.3%	36.5%	37.7%
Transportation/Utilities	2.1%	3.3%	3.7%
Wholesale Trade	3.5%	4.5%	4.3%
Retail Trade	12.7%	11.1%	11.4%
Information	2.3%	3.3%	2.4%
Financial Activities	5.4%	6.2%	6.1%
Prof. and Bus. Services	10.7%	14.4%	12.5%
Educ. and Health Services	12.2%	10.7%	12.9%
Leisure and Hosp. Services	10.9%	9.9%	9.5%
Other Services	3.5%	3.6%	4.1%
Government	16.0%	16.4%	16.4%

* Data as of 5/31/05

** Data as of 12/31/04

Growth Opportunities in Flourishing Markets

Amador County Economy

Unemployment Rate*
4.6%

Population**
36,850

EMPLOYMENT BY SECTOR	
May 2005 Employment	
Other Services	3%
Information	2%
Mining	4%
Farming	6%
Financial	16%
Professional	2%
Construction	4%
Manufacturing	4%
Leisure & Hospitality	10%
Education & Health	9%
Trade, Transportation	1%
Government	40%

* Data as of 5/31/05
**Data as of 12/31/04

Growth Opportunities in Flourishing Markets

Bank of Amador Merger Results

- 21 years of excellence
- 17% deposit market share
- High asset quality
- High profitability: 1.6% ROAA
- Residential construction specialty

  - ✓ Closed on 12/3/04
  - ✓ Integrated on 12/11/04
  - ✓ Reduced overhead by 12/15/04
  - ✓ Accretive 1st month

Why is AMRB an Attractive Investment?

- Superior asset quality
- Excellent deposit base
- Growth opportunities in flourishing markets
- **Strong performance over time**

Strong Performance Over Time

Snapshot	For the Six Months Ended June 30 2004	2005	% Change
Assets	$ 431.1 mil.	$ 606.1 mil.	41%
Net income	2.6 mil.	4.2 mil.	62%
Earnings per share	0.56	0.78	39%
Net interest income	9.1 mil.	12.8 mil.	41%
Total deposits	350.0 mil.	510.1 mil.	46%
Net loans	266.6 mil	346.1 mil.	30%
Allowance for loan and lease losses	1.56%	1.63%	--

Strong Performance Over Time

Earnings



6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Net Income
EPS
$0.82
$0.91
$1.00
$1.05
$1.24
$0.56
$0.78
2000
2001
2002
2003
2004
6/30/04
6/30/05

Strong Performance Over Time

Income Statement*


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Net interest income
Noninterest expense
Net income
Noninterest income
2000
2001
2002
2003
2004
6/30/2005

*Expressed as a percentage of Average Assets

Strong Performance Over Time

Interest Margin


5.75%
5.76%
5.43%
5.10%
4.90%
4.97%
2000
2001
2002
2003
2004
6/30/05

Strong Performance Over Time

Leadership

American River Bankshares

David Taber, President and CEO
22 years in the banking industry

Mitchell Derenzo, Chief Financial Officer
19 years in the banking industry

Doug Tow, Chief Credit Officer
28 years in the banking industry

Kevin Bender, Chief Information Officer
21 years in the banking industry

Community Bank

Greg Patton, President of ARB
22 years in the banking industry

Ray Byrne, President of NCB
17 years in the banking industry

Larry Standing, President of BNKA
44 years in the banking industry

Strong Performance Over Time

Shareholder Value

- 86 consecutive profitable quarters
- Semi-annual cash dividend from 1992-2003
- Quarterly cash dividend since 1Q 2004
- Five-year compound annualized growth rate EPS of 12%
- 6/30/05 year over year EPS growth rate of 39%

Strong Performance Over Time

AMRB vs. WKBI Peer Group
P/E


AMRB
15.2x
WKBI Peer Group
22.6x

LTM P/E: AMRB's 15.2x using June 2005 earnings and July 19, 2005 stock price compared to the WKBI Peer Group average of 22.6x. The WKBI Peer Group is comprised of Western US Banks with market caps between $50M and$180M, earnings as of March 31, 2005 and stock price as of July 19, 2005.

Strong Performance Over Time

National Recognition

Russell

American River Bankshares was included as a member in the June launch of the new Russell Microcap Index by the Russell Investment Group. The new index was created to track the performance of a universe of 2,000 small-cap companies and offers investors a genuine marketplace of microcap stocks in which to identify opportunities.

USBanker

U.S. Banker Magazine (July 2005) ranked AMRB as number thirty-five on their "Top 200 Publicly Traded Community Banks" list. The magazine's annual performance ranking includes banks and thrifts with assets under $1 billion and lists each company by three-year average rate of return on equity.

Why is AMRB an Attractive Investment?

- Superior asset quality
- Excellent deposit base
- Growth opportunities in flourishing markets
- Strong performance over time